SCHEDULE 13D                                               PAGE 39 OF 50 PAGES



                                 EXHIBIT 99.1

                           Agreement of Joint Filing

     Pursuant to Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this
Exhibit 99.1 is attached, and any subsequent amendments thereto, are filed on behalf of each of them.


Dated:  July __, 1998


                    C.G. GREFENSTETTE AND THOMAS G.
                    BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                    FOR JULIET LEA HILLMAN

                    C.G. GREFENSTETTE AND THOMAS G.
                    BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                    FOR AUDREY HILLIARD HILLMAN

                    C.G. GREFENSTETTE AND THOMAS G.
                    BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                    FOR HENRY LEA HILLMAN, JR.

                    C.G. GREFENSTETTE AND THOMAS G.
                    BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                    WILLIAM TALBOTT HILLMAN



                    By:     /s/ C.G. Grefenstette
                        ------------------------------------
                        C.G. Grefenstette, Trustee



                    By:     /s/ Thomas G. Bigley
                        ------------------------------------
                        Thomas G. Bigley, Trustee



                    HENRY L. HILLMAN, ELSIE HILLIARD
                    HILLMAN AND C.G. GREFENSTETTE,
                    TRUSTEES OF THE HENRY L. HILLMAN
                    TRUST U/A DATED NOVEMBER 18, 1985


                    By:     /s/ C.G. Grefenstette
                        ----------------------------------------
                        C.G. Grefenstette, Trustee

SCHEDULE 13D                                             PAGE 40 OF 50 PAGES




                    WILMINGTON SECURITIES, INC.


                    By: /s/ Andrew H. McQuarrie
                        --------------------------------
                        Andrew H. McQuarrie

                    Title: Vice President, Chief Financial Officer, Treasurer,
                           Director



                    JULIET CHALLENGER, INC.

                    By: /s/ Andrew H. McQuarrie
                        --------------------------------
                        Andrew H. McQuarrie

                    Title: Vice President, Chief Financial Officer, Treasurer, Director



                              /s/ William L. Collins, III
                    ----------------------------------------
                    William L. Collins, III



                              /s/ Harry L. Brock, Jr.
                    ----------------------------------------
                    Harry L. Brock, Jr.



                              /s/ Suzanne S. Brock
                    ----------------------------------------
                    Suzanne S. Brock


                              /s/ Ronald V. Aprahamian
                    ----------------------------------------
                    Ronald V. Aprahamian


                              /s/ Francis A. Martin, III
                    ----------------------------------------
                    Francis A. Martin, III

SCHEDULE 13D                                               PAGE 41 OF 50 PAGES



                    ----------------------------------------
                    Ray Russenberger


                              /s/ Elliot H. Singer
                    ----------------------------------------
                    Elliot H. Singer


                    UBS CAPITAL LLC

                   By:    /s/ Marc Unger
                      --------------------------------------
                          Marc Unger

                          Chief Financial Officer


                   By:    /s/ Justin Maccarone
                      --------------------------------------
                          Justin Maccarone

                          Partner



                              /s/ Max D. Hopper
                    ----------------------------------------
                    Max D. Hopper



                              /s/ Richard M. Johnston
                    ----------------------------------------
                    Richard M. Johnston



                              /s/ Edward E. Jungerman
                    ----------------------------------------
                    Edward E. Jungerman



                              /s/ Jackie R. Kimzey
                    ----------------------------------------
                    Jackie R. Kimzey



                              /s/ Ryal Poppa
                    ----------------------------------------
                    Ryal Poppa


                              /s/ Royce R. Yudkoff
                    ----------------------------------------
                    Royce R. Yudkoff